Capital Management	12 Months Ended
Dec. 31, 2020
Capital Management [Abstract]
CAPITAL MANAGEMENT
24.	CAPITAL MANAGEMENT

The Board of Directors has overall responsibility for the establishment and oversight of the Company’s risk management framework.

The Company defines capital as consisting of shareholder’s equity. The Company’s objectives when managing capital are to support the creation of shareholder value, as well as to ensure that the Company is able to meet its financial obligations as they become due.

The Company manages its capital structure to maximize its financial flexibility making adjustments in response to changes in economic conditions and the risk characteristics of the underlying assets and business opportunities. The Company does not presently utilize any quantitative measures to monitor its capital, but rather relies on the expertise of the Company’s management to sustain the future development of the business. Management reviews its capital management approach on an ongoing basis and believes that this approach, given the relative size of the Company, is reasonable.

As at December 31, 2020, the Company is subject to externally imposed capital requirements arising from the quarterly payments of interest on the convertible debentures outstanding, as described in Note 14, the monthly principal and interest payments from the BDC loan described in Note 15 and the Bank loan as described in Note 11. The Company also subject to a debt covenant in relation to the factoring agreement described in Note 5.

Management reviews its capital management approach on an ongoing basis and believes that this approach, given the relative size of the Company, is reasonable.